H&Q HEALTHCARE INVESTORS

[LOGO]

SEMIANNUAL REPORT

MARCH 31, 2003

     To our Shareholders:

At quarter end on March 31, 2003, the net asset value per share of your Fund was $16.66. Total return for this quarter at net asset value was (1.9%), a change that lagged the Amex Biotech and NASDAQ Industrials Indices but which was favorable to the Dow Jones Industrial Average and the Russell 2000 Index for the same time period. Total return at market price was 0.21% during the quarter and 10.77% for the semi-annual period. Net asset value performance compared to the major indices for the quarter and six-month period ended March 31, 2003 was as follows:

                                      FISCAL YEAR TO DATE       QUARTER ENDED
                                       9/30/02 - 3/31/03           3/31/03
                                      -------------------       -------------
Net Asset Value                              +1.0%                  -1.9%
AMEX Biotech Index                           +4.2%                  -1.5%
Dow Jones Industrial Average                 +5.3%                  -4.2%
NASDAQ Industrials                           +9.3%                  -0.7%
Russell 2000                                 +0.6%                  -4.8%

The question, of course, is what can we expect from here. While we obviously don't know for certain, we believe that the recently completed quarter may signify a turning point. In the last few years we have been through a great deal of market turmoil. We saw a tremendous run up in market value in 2000, only to see a very significant and prolonged subsequent decline. As a benchmark, it is quite amazing to note that the NASDAQ Composite Index, which reached the 5000 level in 2000, was at 1341 at the close of the most recent quarter. This decline was punctuated along the way by a series of very tough blows to our collective psyche, including the September 11 attacks and last year's corporate governance crisis. During 2002 we detected a great deal of apprehension and even fear of the unknown in many investors. Entering the first quarter of 2003, geopolitical concerns were significant. As the quarter progressed, the focus of nearly the entire country rested on Iraq.

A lot has changed in the last month or two. The scope and cost of loss in Iraq have been quantified. Importantly, the global and political worst-case scenarios have not come to pass. We are grateful and relieved about this, of course. And significantly, it looks to us that we have entered a more normal phase wherein performance of the economy and of individual companies could have a greater effect on the stock market and the share prices of individual companies. We think that there is an increasing likelihood that companies that discover, develop and commercialize quality products will be rewarded with increased share price. Moreover, it appears to us that healthcare companies will be at the forefront of such a trend. We believe that all this bodes well for your Fund as we continue to identify innovative companies that may be able to cure recalcitrant diseases based on the application of novel scientific discoveries.

Having said all this, we acknowledge that there are obviously other factors that could change this equation. As a general positive, we believe there is evidence that the economy is recovering, albeit slowly and with the creation of relatively few jobs. In recent months our view has been tempered by high corporate and household debt levels relative to income, concerns about employment, low savings rates, and by our sense of general public unease about the loss of paper wealth that has occurred in the last couple of years. However, more recently we have sensed a shift in the general mood of the public. It seems to us that after spending a month or more focused on the events in Iraq, the public is now looking forward rather than back. Importantly, a number of first quarter reports have met or exceeded expectations, including reports in the healthcare sector. This makes us more optimistic about the potential for progress in the next few quarters. We hope to see some modest improvement in the economy and particularly in the healthcare sector over the coming months. We are not sure how sustainable the current trends are - so we are not overly bullish - but we are certainly optimistic that 2003 will turn out to be a better year than the last two have proven to be.

In this past quarter, we did not add any new private companies to the portfolio. We continue to evaluate a number of private investment opportunities, and have made new public purchases for the Fund. The Fund did, however, make follow-on investments in the following non-public companies in the portfolio: ACADIA Pharmaceuticals, CardioNet and Concentric Medical.

As always, we encourage the Fund's shareholders to contact us with any questions or concerns they may have relating to the Fund, and hope to see you at the Annual Meeting of Shareholders on June 18th here in Boston.


/s/ Alan G. Carr                                         /s/ Daniel R. Omstead
Alan G. Carr                                             Daniel R. Omstead
President Emeritus                                       President

                            H&Q HEALTHCARE INVESTORS

                                 PRIVACY NOTICE

     If you are a registered shareholder of the Fund, the Fund and Hambrecht & Quist Capital Management, the Funds' investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

     If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

                            H&Q HEALTHCARE INVESTORS

[CHART]

                                    PORTFOLIO
                              AS OF MARCH 31, 2003

                                              TOTAL      VENTURE    DIFFERENCE
AGRI/ENVIRO                                      2%           2%            0%
BIOTECHNOLOGY                                   48%          12%           36%
CROs                                             1%           0%            1%
DIAGNOSTICS                                      6%           4%            2%
HEALTHCARE INFO SERVICES                         4%           2%            2%
MEDICAL SPECIALTY                               14%           6%            8%
MEDICAL SUPPLIES                                 2%           1%            0%
PHARMACEUTICALS                                  5%           2%            3%
LIQUID ASSETS                                   18%           0%           18%

                            H&Q HEALTHCARE INVESTORS

                                LARGEST HOLDINGS
                              AS OF MARCH 31, 2003

                                                           % OF NET ASSETS
                                                           ---------------
     Martek Biosciences                                          5.31%
     Celgene                                                     4.51%
     Gilead Sciences                                             3.77%
     MedImmune                                                   3.57%
     CV Therapeutics                                             2.38%
     CardioNet (Restricted)                                      2.33%
     Cubist Pharmaceuticals                                      2.27%
     IDEXX Laboratories                                          2.24%
     Telik                                                       2.10%
     Exelixis                                                    2.06%

                            H&Q HEALTHCARE INVESTORS

                       SIGNIFICANT PORTFOLIO TRANSACTIONS
                          QUARTER ENDED MARCH 31, 2003

                                                    UNITS HELD    UNITS HELD
                                                     12/31/02       3/31/03
                                                    ----------    ----------
PURCHASES
ACADIA Pharmaceuticals (Restricted) Series F                 0      277,778
CardioNet (Restricted)                               1,457,144    1,577,144
Charles River Labs                                           0       85,200
Concentric Medical (Restricted)                      4,411,764    4,852,940
Eclipsys                                                     0      142,200
IMPAX Laboratories                                     231,600      486,100
Kosan Biosciences                                      263,300      442,600
Lexicon Genetics                                       208,400      342,200
Millennium Pharmaceuticals                                   0      418,500

SALES
Cytyc                                                  324,330            0
Digene                                                  18,500            0
Endologix                                              198,000            0
Gilead Sciences                                        426,636      213,000

                            H&Q HEALTHCARE INVESTORS

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2003
                                   (UNAUDITED)

 SHARES                                                                         VALUE
---------                                                                    ------------
            CONVERTIBLE SECURITIES - 29.8% OF NET ASSETS
            CONVERTIBLE PREFERRED (RESTRICTED) - 27.7%
             AGRICULTURAL/ENVIRONMENTAL TECHNOLOGIES - 1.7%
  375,000      Ceres Series C*                                               $  2,250,000
   27,443      Ceres Series C-1*#                                                 164,658
  277,967      Ceres Series D*#                                                 1,667,801
  222,222      EPR Series A*                                                       22,222
             BIOTECHNOLOGY - 11.4%
  460,000      ACADIA Pharmaceuticals Series E*                                 1,242,000
  277,778      ACADIA Pharmaceuticals Series F*                                   750,001
  952,381      Agensys Series C*                                                3,000,000
2,380,953      Agilix Series B*                                                 3,000,001
  850,436      Avalon Pharmaceuticals Series B*                                 2,999,998
1,212,709      IDUN Pharmaceuticals Series A-1*                                 3,000,000
1,818,182      Raven biotechnologies Series B*^                                 1,509,091
2,809,157      Raven biotechnologies Series C*^                                 2,331,600
   47,407      Therion Biologics Series A*                                         89,125
  240,000      Therion Biologics Series B*#                                       451,200
  407,712      Therion Biologics Series C*#                                       766,499
   36,092      Therion Biologics Sinking Fund*                                     67,853
1,750,000      Triad Therapeutics Series A*                                     1,750,000
  525,000      Triad Therapeutics Series B*                                       525,000
1,200,000      Triad Therapeutics Series C*                                     1,200,000
  923,077      Zyomyx Series B*                                                 1,846,153
  600,000      Zyomyx Series C*                                                 1,200,000
  600,000      Zyomyx Series E*                                                 1,200,000
             DIAGNOSTICS - 3.3%
1,577,144      CardioNet Series C*^                                             5,520,004
  484,829      CytoLogix Series A*^                                               400,178
  227,130      CytoLogix Series B*#^                                              187,472
  160,000      Masimo Series D*                                                 1,760,000
             HEALTHCARE INFORMATION SERVICES - 1.8%
5,384,615      PHT Series D*^                                                   4,200,000
             MEDICAL SPECIALTY - 6.3%
  636,364      AbTox Series F*+                                                     6,364
4,852,940      Concentric Medical Series B*                                     3,299,999
1,632,653      OmniSonics Medical Technologies Series B*^                       2,400,000
1,034,519      Senomyx Series E*                                                3,000,002
  639,659      Songbird Hearing Series D*                                           6,397
  652,173      TherOx Series H*                                                 1,976,084
  820,313      VNUS Medical Technologies Series E*^                             4,200,003
             MEDICAL SUPPLIES - 1.4%
  343,750      LocalMed Series D*                                                   3,438
  631,580      Novacept Series G*#                                              2,178,951
  347,826      Novacept Series H*                                               1,200,000

   The accompanying notes are an integral part of these financial statements.

  SHARES                                                                        VALUE
----------                                                                   ------------
            CONVERTIBLE SECURITIES - CONTINUED
            CONVERTIBLE PREFERRED (RESTRICTED) - 27.7%
             PHARMACEUTICALS/DRUG DELIVERY - 1.8%
   139,873     Galileo Laboratories Series F*                                $    489,555
   211,765     Theravance Series C*                                             1,905,885
   200,000     Theravance Series D-1*                                           1,800,000
                                                                             ------------
                                                                             $ 65,567,534
                                                                             ------------

PRINCIPAL
 AMOUNT
----------
            CONVERTIBLE BONDS AND NOTES - 2.1%
             BIOTECHNOLOGY - 1.9%
$6,800,000     CuraGen 6% Cvt. Deb. due 2007~                                $  4,624,000
             DIAGNOSTICS - 0.1%
   168,336     CytoLogix (Restricted) 6.75% Cvt. Note,
                 due 2003*^                                                       168,337
             HEALTHCARE INFORMATION SERVICES - 0.0%
 1,577,366     FitForAll.com (Restricted) 10% Prom. Note*#+                           158
             MEDICAL SPECIALTY - 0.1%
   180,000     AbTox (Restricted) 12% Prom. Note*+                                180,000
                                                                             ------------
                                                                             $  4,972,495
                                                                             ------------
            TOTAL CONVERTIBLE SECURITIES
              (Cost $91,868,175)                                             $ 70,540,029
                                                                             ------------

  SHARES
----------
            COMMON STOCKS - 52.0%
            AGRICULTURAL/ENVIRONMENTAL TECHNOLOGY - 0.1%
    71,483     Catalytica Energy Systems*                                    $    182,282
                                                                             ------------
                                                                                  182,282
                                                                             ------------
            BIOTECHNOLOGY - 34.5%
             BIOPHARMACEUTICALS - 25.1%
   311,300     Adolor*                                                          3,084,983
   429,898     BioTransplant*                                                      64,485
     2,760     BioTransplant (Restricted) Warrants (expire 8/12/04)*                    0
     6,300     BioTransplant (Restricted) Warrants (expire 10/31/04)*                   0
     1,150     BioTransplant (Restricted) Warrants (expire 8/15/05)*                   76
   410,400     Celgene*                                                        10,703,232
   441,471     Corixa*                                                          3,019,662
    33,164     Corixa Warrants (expire 8/14/07)*                                   16,482

   The accompanying notes are an integral part of these financial statements.

  SHARES                                                                        VALUE
----------                                                                   ------------
            BIOTECHNOLOGY - CONTINUED
   550,556     Cubist Pharmaceuticals*                                       $  4,409,954
   200,001     Cubist Pharmaceuticals (Restricted) Warrants
                 (expire 9/23/03)*                                                979,205
   312,823     CV Therapeutics*                                                 5,640,199
    83,000     Genzyme*                                                         3,025,350
   213,000     Gilead Sciences*                                                 8,943,870
   442,600     Kosan Biosciences*                                               1,973,996
   258,000     MedImmune*                                                       8,470,140
   226,760     Therion Biologics (Restricted)*                                    426,309
   264,912     Transkaryotic Therapies*                                         1,568,279
   270,270     Tularik*                                                         1,364,863
   113,700     Vertex Pharmaceuticals*                                          1,264,344
   418,165     Vicuron Pharmaceuticals*                                         4,528,727
    18,696     Vicuron Pharmaceuticals (Restricted) Warrants
                 (expire 8/3/05)*                                                  91,386
             GENOMICS/DRUG DISCOVERY - 9.4%
   297,000     Abgenix*                                                         2,583,900
   933,000     deCODE Genetics*                                                 1,726,050
   387,802     Dyax*                                                              674,775
   732,600     Exelixis*                                                        4,879,116
   342,200     Lexicon Genetics*                                                1,365,378
   170,142     Lynx Therapeutics*                                                 304,554
   386,400     Lynx Therapeutics Warrants (expire 4/29/07)*                             0
   418,500     Millennium Pharmaceuticals*                                      3,289,410
   174,461     Molecular Devices*                                               2,110,978
   616,100     Rigel Pharmaceuticals*                                             455,914
   370,237     Telik*                                                           4,975,985
                                                                             ------------
                                                                               81,941,602
                                                                             ------------
            CONTRACT RESEARCH ORGANIZATIONS - 1.4%
    85,200     Charles River Labs*                                              2,174,304
    91,400     Quintiles Transnational*                                         1,111,424
                                                                             ------------
                                                                                3,285,728
                                                                             ------------
            DIAGNOSTICS - 2.7%
   522,617     Biofield*                                                          141,107
   600,000     Biofield (Restricted)*                                             129,600
   152,000     IDEXX Laboratories*                                              5,315,440
   160,000     Masimo Labs (Restricted)*                                            1,600
   685,621     Sontra Medical (Restricted)*^                                      795,320
                                                                             ------------
                                                                                6,383,067
                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

  SHARES                                                                        VALUE
----------                                                                   ------------
            HEALTHCARE INFORMATION SERVICES - 2.2%
   142,200      Eclipsys*                                                    $  1,133,476
   454,500      WebMD*                                                          4,099,590
   306,208      Syntiro Healthcare Services (Restricted)*                           3,062
   188,096      Syntiro Healthcare Services (Restricted)
                  Warrants (expire 10/15/04)*                                           0
                                                                             ------------
                                                                                5,236,128
                                                                             ------------
            MEDICAL SPECIALTY - 7.9%
   101,848      Biopure Class A*                                                  340,172
     8,333      Biopure (Restricted) Warrants (expire 8/4/03)*                          0
 1,000,000      Endocardial Solutions*^                                         2,770,000
   441,409      Martek Biosciences*                                            12,588,985
 1,020,000      Orthovita*^                                                     3,060,000
                                                                             ------------
                                                                               18,759,157
                                                                             ------------
            MEDICAL SUPPLIES - 0.5%
   645,000      EP MedSystems*                                                  1,070,700
                                                                             ------------
                                                                                1,070,700
                                                                             ------------
            PHARMACEUTICALS/DRUG DELIVERY - 2.7%
   225,000      Aradigm*                                                          281,250
   486,100      IMPAX Laboratories*                                             2,182,589
   326,600      IVAX*                                                           4,000,850
                                                                             ------------
                                                                                6,464,689
                                                                             ------------
            TOTAL COMMON STOCKS
               (Cost $101,988,449)                                           $123,323,353
                                                                             ------------

PRINCIPAL
 AMOUNT
----------
            TEMPORARY CASH INVESTMENTS - 13.2%
$ 9,800,000   General Electric Capital Corp., 1.24%, due 4/16/03             $  9,794,937
 21,500,000   U.S. Treasury Bill, 1.10%, due 4/10/03                           21,494,087
                                                                             ------------
                TOTAL TEMPORARY CASH INVESTMENTS
                  (Cost $31,289,024)                                         $ 31,289,024
                                                                             ------------
                TOTAL INVESTMENTS
                  (Cost $225,145,648)                                        $225,152,406
                                                                             ============

----------
*  Non income-producing security.
#  With warrants attached.
^ Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Value of $27,542,005).
~ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+  Issuer filed for bankruptcy.

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2003
                                   (UNAUDITED)

ASSETS:
   Investments, at value (identified cost
     $225,145,648; see Schedule of Investments)                 $ 225,152,406
   Cash                                                             2,066,024
   Interest receivable                                                 76,367
   Receivable for investments sold                                 10,153,863
   Prepaid expenses                                                    36,390
                                                                -------------
         Total assets                                           $ 237,485,050
                                                                -------------
LIABILITIES:
   Accrued advisory fee                                         $     261,532
   Accrued other                                                      151,200
                                                                -------------
         Total liabilities                                      $     412,732
                                                                -------------
NET ASSETS                                                      $ 237,072,318
                                                                =============

SOURCES OF NET ASSETS:
   Shares of beneficial interest, par value $.01 per share,
     unlimited number of shares authorized, amount paid in on
     14,227,676 shares issued and outstanding                   $ 228,358,122

   Accumulated net investment loss                                 (1,413,618)

   Accumulated net realized gain on investments                    10,121,056

   Net unrealized gain on investments                                   6,758
                                                                -------------
         Total net assets (equivalent to $16.66 per
           share based on 14,227,676 shares outstanding)        $ 237,072,318
                                                                =============

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended March 31, 2003
                                   (UNAUDITED)

INVESTMENT INCOME:
   Dividend income (net of foreign
     tax of $606)                                $     2,583
   Interest income                                   521,948
                                                 -----------
     Total investment income                                     $    524,531

EXPENSES:
   Advisory fees                                 $ 1,612,744
   Legal fees                                         37,953
   Shareholder reporting                              40,847
   Trustees' fees and expenses                        72,123
   Custodian fees                                     49,775
   Transfer agent fees                                26,903
   Stock exchange listing fee                         29,831
   Accounting and auditing fees                       39,550
   Other                                              28,423
                                                 -----------
     Total expenses                                                 1,938,149
                                                                 ------------
         Net investment loss                                     $ (1,413,618)
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Net realized gain on investments                              $ 13,732,359
   Decrease in net unrealized gain on
     investments                                                  (10,854,871)
                                                                 ------------
         Net gain on investments                                 $  2,877,488
                                                                 ------------
            Net increase in net assets
              resulting from operations                          $  1,463,870
                                                                 ============

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                 FOR THE SIX       FOR THE
                                                MONTHS ENDED      YEAR ENDED
                                               MARCH 31, 2003   SEPTEMBER 30,
                                                (UNAUDITED)         2002
                                               --------------   -------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS:
   Net investment loss                         $   (1,413,618)  $  (3,593,224)
   Net realized gain on investments                13,732,359      33,875,011
   Decrease in net unrealized
      gain on investments                         (10,854,871)   (106,220,050)
                                               --------------   -------------
         Net increase (decrease) in net
           assets resulting from operations    $    1,463,870   $ (75,938,263)
                                               --------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
   Net realized capital gains                  $  (19,552,950)  $ (39,468,231)
                                               --------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in
      reinvestment of distributions
      (904,193 and 1,281,419 shares,
      respectively)                            $   13,155,620   $  28,039,066
                                               --------------   -------------

         Net decrease in net assets            $   (4,933,460)  $ (87,367,428)

NET ASSETS:

Beginning of period                               242,005,778     329,373,206
                                               --------------   -------------
End of period                                  $  237,072,318   $ 242,005,778
                                               ==============   =============

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                             STATEMENT OF CASH FLOWS
                     For the Six Months Ended March 31, 2003
                                   (UNAUDITED)

CASH FLOWS USED FOR OPERATING ACTIVITIES:
   Interest income received                                     $     456,227
   Dividends received                                                   2,583
   Operating expenses paid                                         (2,000,494)
                                                                -------------
         Net cash used for operating activities                 $  (1,541,684)
                                                                -------------
CASH FLOWS PROVIDED FROM INVESTING ACTIVITIES
   Purchases of portfolio securities                            $ (23,811,686)
   Net maturities of temporary cash investments                    16,385,769
   Sales and maturities of portfolio securities                    17,388,136
                                                                -------------
         Net cash provided from investing activities            $   9,962,219
                                                                -------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
   Cash distributions paid, net                                 $  (6,397,330)
                                                                -------------
         Net cash used for financing activities                 $  (6,397,330)
                                                                -------------
NET INCREASE IN CASH                                            $   2,023,205

CASH AT BEGINNING OF PERIOD                                            42,819
                                                                -------------
CASH AT END OF PERIOD                                           $   2,066,024
                                                                =============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES:

   Net increase in net assets resulting from operations         $   1,463,870
   Accretion of discount                                              (56,221)
   Net realized gain on investments                               (13,732,359)
   Net decrease in unrealized gain on investments                  10,854,871
   Increase in interest receivable                                     (9,500)
   Increase in prepaid expenses                                        (6,975)
   Decrease in accrued expenses                                       (55,370)
                                                                -------------
         Net cash used for operating activities                 $  (1,541,684)
                                                                =============

Noncash financing activities not included herein consist of stock distributions of $13,155,620.

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                              FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE
                                PERIOD INDICATED)

                                 FOR THE SIX
                                 MONTHS ENDED                              FOR THE YEARS ENDED SEPTEMBER 30,
                                MARCH 31, 2003     -------------------------------------------------------------------------------
                                 (UNAUDITED)         2002(1)             2001              2000            1999           1998
                                 ------------      ------------      ------------      ------------    ------------   ------------
Net asset value per share:
   Beginning of period           $     18.160      $     27.350      $     46.147      $     21.771    $     16.711   $     23.106
                                 ------------      ------------      ------------      ------------    ------------   ------------
Net investment loss              $     (0.103)(2)  $     (0.283)(2)  $     (0.195)(2)  $     (0.290)   $     (0.176)  $     (0.217)
Net realized and unrealized
   gain (loss) on investments           0.053            (5.727)          (13.822)           28.131           5.596         (5.108)
                                 ------------      ------------      ------------      ------------    ------------   ------------
Total increase (decrease)
   from investment
   operations                    $     (0.050)     $     (6.010)     $    (14.017)     $     27.841    $      5.420   $     (5.325)
                                 ------------      ------------      ------------      ------------    ------------   ------------
Capital gains distributions
   to shareholders               $     (1.450)     $     (3.180)     $     (4.780)     $     (3.465)   $     (0.360)  $     (1.070)
                                 ------------      ------------      ------------      ------------    ------------   ------------
Net asset value per share:
   End of period                 $     16.660      $     18.160      $     27.350      $     46.147    $     21.771   $     16.711
                                 ============      ============      ============      ============    ============   ============
Per share market value:
   End of period                 $     14.180      $     14.100      $     21.740      $     36.188    $     16.313   $     13.125

Total investment return
   at market value                      10.77%           (25.24%)          (27.23%)          151.66%          27.39%        (26.05%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end
   of period                     $237,072,318      $242,005,778      $329,373,206      $485,582,570    $209,519,627   $157,976,073
Ratio of operating expenses
   to average net assets                 1.63%*            1.64%             1.42%             1.45%           1.46%          1.46%
Ratio of net investment loss
   to average net assets                (1.19%)*          (1.16%)           (0.62%)           (0.86%)         (0.91%)        (1.11%)
Portfolio turnover rate                 11.90%            17.40%            16.17%            12.90%          24.88%         17.15%
Number of shares outstanding
   at end of period                14,227,676        13,323,483        12,042,064        10,522,490       9,623,524      9,453,317

(1) The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on all debt securities. The effect of this change for the year ended September 30, 2002 was a decrease in net investment loss per share of $.009, an increase in net realized and unrealized loss on investments per share of $.009, and a decrease in the ratio of net investment loss to average net assets from (1.20%) to (1.16%). Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Net investment loss per share has been computed using average shares outstanding.

* Annualized.

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2003
                                   (UNAUDITED)

(1)  ORGANIZATION
          H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on October 31, 1986 and commenced operations on April 22, 1987.
          The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the United States of America.

     INVESTMENT SECURITIES
          Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. As indicated in Note 4, investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Fund. Temporary cash investments with maturity of 60 days or less are valued at amortized cost.
          Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

     FEDERAL INCOME TAXES
          It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

     DISTRIBUTIONS
          The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.

     DISTRIBUTION POLICY
          The current distribution policy is to declare distributions in stock. Stock distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains.

     It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

     STATEMENT OF CASH FLOWS
          The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include temporary cash investments at March 31, 2003.

(2)  SECURITIES TRANSACTIONS
          The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the six months ended March 31, 2003 totaled $23,811,686 and $25,868,376, respectively.
          At March 31, 2003, the total cost of securities for Federal income tax purposes was $225,145,648. The net unrealized gain on securities held by the Fund was $6,758, including gross unrealized gain of $59,417,969 and gross unrealized loss of $59,411,211.

(3)  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
          The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management LLC (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. Certain officers and Trustees of the Fund are also officers of the Adviser.
          Trustees who are not affiliates of the Adviser receive an annual fee of $15,000 plus $1,500 for each meeting attended.

(4)  VENTURE CAPITAL AND OTHER RESTRICTED SECURITIES
          The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 29% of the Fund's net assets at March 31, 2003.
          The value of the venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
          During the six-month period ended March 31, 2003, the Fund sold restricted securities for cash and a proportionate interest in a 5% interest-bearing promissory note due October 31, 2004. The Fund's interest in the note has a par value of $121,200 whose estimated value of $60,000 at March 31, 2003 has also been determined by the Trustees and which is included in the Receivable for Investments Sold in the Statement of Assets and Liabilities.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at March 31, 2003, as determined by the Trustees of the Fund.

                                              ACQUISITION                       CARRYING VALUE
           SECURITY                              DATE                COST          PER UNIT             VALUE
------------------------------------        ---------------       -----------   --------------       -----------
AbTox
   Series F Cvt. Pfd.                                3/7/97       $ 1,463,562      $ 0.010           $     6,364
   12% Promissory Note                      2/26/98-3/26/98           180,000        1.000               180,000

ACADIA Pharmaceuticals
   Series E Cvt. Pfd.                        5/2/00-3/24/03         3,000,594        2.700             1,242,000
   Series F Cvt. Pfd.                               3/19/03           750,001        2.700               750,001

Agensys
   Series C Cvt. Pfd.                               2/14/02         3,005,073        3.150             3,000,000

Agilix
   Series B Cvt. Pfd.                               11/8/01         3,014,260        1.260             3,000,001

Avalon Pharmaceuticals
   Series B Cvt. Pfd.                              10/22/01         3,008,325        3.528             2,999,998

Biofield
   Common                                          12/15/00           302,984        0.216               129,600

Biopure
   Common Warrants (expire 8/4/03)                  5/13/99                 0        0.000                     0

BioTransplant
   Common Warrants (expire 8/12/04)                 8/12/94                 0        0.000                     0
   Common Warrants (expire 10/31/04)               10/31/94                 0        0.000                     0
   Common Warrants (expire 8/15/05)                 8/18/95                 0        0.066                    76

CardioNet^
   Series C Cvt. Pfd.                        5/3/01-3/25/03         5,546,931        3.500             5,520,004

Ceres
   Series C Cvt. Pfd.                              12/23/98         1,502,620        6.000             2,250,000
   Series C-1 Cvt. Pfd.*                             1/4/01           111,488        6.000               164,658
   Series D Cvt. Pfd.*                              3/14/01         1,668,122        6.000             1,667,801

Concentric Medical
   Series B Cvt. Pfd.                        5/7/02-1/24/03         3,328,055        0.680             3,299,999

Cubist Pharmaceuticals
   Common Warrants (expire 9/23/03)                 9/23/98               235        4.896               979,205

CytoLogix^
   Series A Cvt. Pfd.                       1/13/98-7/21/99         2,332,441        0.825               400,178
   Series B Cvt. Pfd.*                              1/11/01         1,153,658        0.825               187,472
   Cvt. Note                                        5/29/02           168,337        1.000               168,337

EPR
   Series A Cvt. Pfd.                                3/9/94         1,000,409        0.100                22,222

FitForAll.com
   10% Promissory Note*                     2/22/00-9/18/00         1,613,493        0.010                   158

Galileo Laboratories
   Series F Cvt. Pfd.                               8/18/00         3,002,319        3.500               489,555

IDUN Pharmaceuticals
   Series A-1 Cvt. Pfd.                            11/26/02         3,001,966        2.474             3,000,000

LocalMed
   Series D Cvt. Pfd.                                2/9/96         1,376,970        0.010                 3,438

                                              ACQUISITION                       CARRYING VALUE
           SECURITY                               DATE               COST          PER UNIT             VALUE
------------------------------------       ----------------      ------------   --------------      ------------
Masimo
   Series D Cvt. Pfd.                               8/14/96      $  1,120,040     $ 11.000          $  1,760,000

Masimo Labs
   Common                                           8/14/96                 0        0.010                 1,600

Novacept
   Series G Cvt. Pfd.*                              3/27/01         3,001,927        3.450             2,178,951
   Series H Cvt. Pfd.                               4/25/02         1,200,000        3.450             1,200,000

Omnisonics Medical Technologies^
   Series B Cvt. Pfd.                               5/24/01         2,404,472        1.470             2,400,000

PHT^
   Series D Cvt. Pfd.                               7/23/01         4,200,000        0.780             4,200,000

Raven biotechnologies^
   Series B Cvt. Pfd.                              12/12/00         3,001,725        0.830             1,509,091
   Series C Cvt. Pfd.                              11/26/02         2,331,600        0.830             2,331,600

Senomyx
   Series E Cvt. Pfd.                               2/19/02         3,003,903        2.900             3,000,002

Songbird Hearing
   Series D Cvt. Pfd.                              12/14/00         3,004,861        0.010                 6,397

Sontra Medical^
   Common                                           6/24/02         1,679,749        1.160               795,320

Syntiro Heathcare Services
   Common                                            2/5/97         1,200,325        0.010                 3,062
   Warrants (expire 10/15/04)                      10/15/98                 0        0.000                     0

Theravance
   Series C Cvt. Pfd.                                2/5/99         1,800,123        9.000             1,905,885
   Series D-1 Cvt. Pfd.                             8/28/00         1,800,900        9.000             1,800,000

Therion Biologics
   Common                                  7/12/90-10/16/96           511,365        1.880               426,309
   Series A Cvt. Pfd.                      8/20/96-10/16/96           444,850        1.880                89,125
   Series B Cvt. Pfd.*                      2/24/99-6/22/99           900,914        1.880               451,200
   Series C Cvt. Pfd.*                              9/26/01         1,528,922        1.880               766,499
   Sinking Fund Cvt. Pfd.                   10/17/94-4/3/96           721,291        1.880                67,853

TherOx
   Series H Cvt. Pfd.                               9/11/00         3,001,873        3.030             1,976,084

Triad Therapeutics
   Series A Cvt. Pfd.                                6/8/99         1,751,170        1.000             1,750,000
   Series B Cvt. Pfd.                              12/20/00         1,053,135        1.000               525,000
   Series C Cvt. Pfd.                              11/25/02         1,200,000        1.000             1,200,000

Vicuron Pharmaceuticals
   Warrants (expire 8/3/05)                         6/28/99               905        4.888                91,386

VNUS Medical Technologies^
   Series E Cvt. Pfd.                               8/20/01         4,200,003        5.120             4,200,003

Zyomyx
   Series B Cvt. Pfd.                               2/19/99         1,200,550        2.000             1,846,153
   Series C Cvt. Pfd.                                3/2/00         1,200,690        2.000             1,200,000
   Series E Cvt. Pfd.                               7/22/02         1,200,000        2.000             1,200,000
                                                                 ------------                       ------------
                                                                 $ 89,197,136                       $ 68,342,587
                                                                 ============                       ============

*    With warrants attached.
^    Affiliated issuers.

                            H&Q HEALTHCARE INVESTORS

                       New York Stock Exchange Symbol: HQH
                            30 Rowes Wharf, 4th Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 772-8500
                                  www.hqcm.com

                                    OFFICERS
                      Daniel R. Omstead, ENGSCD, President
                        Alan G. Carr, President Emeritus
                         Kimberley L. Carroll, Treasurer
                          Jennifer L. Morris, Secretary

                                    TRUSTEES
                                  Alan G. Carr
                                Lawrence S. Lewin
                              Robert P. Mack, M.D.
                                 Eric Oddleifson
                                Oleg M. Pohotsky
                             Uwe E. Reinhardt, Ph.D.
                                Henri A. Termeer

                               INVESTMENT ADVISER
                    Hambrecht & Quist Capital Management LLC

                          CUSTODIAN AND TRANSFER AGENT
                       State Street Bank and Trust Company

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP

                                  LEGAL COUNSEL
                                   Dechert LLP

                                   ----------

         Shareholders with questions regarding share transfers may call

                                 1-800-426-5523

               Interim daily net asset value may be obtained from
                    our website (www.hqcm.com) or by calling

                                 1-800-451-2597

                            For copies of the Fund's
                           DIVIDEND REINVESTMENT PLAN,
          please contact the Plan Agent, State Street Bank & Trust Co.
                      P.O. Box 8200, Boston, MA 02266-8200
                            Telephone: 1-800-426-5523

                                   ----------

          Out of concern for the environment and in an effort to reduce
            Fund expenses, this report is printed on recycled paper.


                                                                    HQHCM-SAR-03